SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Definitive Proxy Statement
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FBR FAMILY OF FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY PROXY MATERIALS

FBR Family of Funds

4922 Fairmount Avenue

Bethesda, Maryland 20814

1-888-888-0025

www.fbrfunds.com

September 30, 2002

Dear Shareholder:

Please find enclosed proxy information for a special meeting of investors in the FBR Family of Funds ("Trust") to be held on October 30, 2002. The Trust currently consists of the FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund, FBR Technology Fund, and the FBR/IPAA Energy Index Fund (the "Funds"). The purpose of the meeting is to ask shareholders to consider the following proposals:

      Approval of a new Investment Advisory Agreement for each of the Funds,
      Approval of a new Distribution Plan for all of the Funds except FBR/IPAA Energy Index Fund,
      Approval of a new Sub-Advisory Agreement for the Small Cap Value Fund,
      Approval of the retention or payment of fees paid to or incurred by the Adviser and the Distributor for the period January 1, 2002 through the effective date of the proposed new Investment Advisory Agreement and proposed new Distribution Plan, respectively,
      Approval of changes to certain of the Funds' fundamental investment restrictions, and
      Election of three trustees to the Board of Trustees.

Your vote is important. Please review this proxy statement and sign and return each proxy card you have received today. You may also vote by telephone or via the Internet as explained in the enclosed proxy materials. If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact us at 1-888-888-0025.

Sincerely,

David H. Ellison

President

THE FBR FAMILY OF FUNDS

FBR Financial Services Fund

FBR Small Cap Financial Fund

FBR Small Cap Value Fund

FBR Technology Fund

FBR/IPAA Energy Index Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the FBR Family of Funds:

Notice is hereby given that a Special Meeting of Shareholders of the FBR Family of Funds (the "Trust"), on behalf of the five series of the Trust, FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund, FBR Technology Fund, and FBR/IPAA Energy Index Fund (each a "Fund"), will be held on October 30, 2002, at 2:00 P.M. Eastern Time (the "Meeting"), in the offices of the Trust at 4922 Fairmount Avenue, Bethesda, Maryland 20814, for the purpose of considering and acting on the following matters:

Funds Affected	Proposal
All Funds	1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and the Adviser.
Financial Services Fund Small Cap Financial Fund Small Cap Value Fund Technology Fund	2.	To approve a new Distribution Plan for the Trust.
Small Cap Value Fund	3.	To approve a new Investment Sub-Advisory Agreement between the Adviser, for the benefit of the Small Cap Value Fund, and the Sub-Adviser.
All Funds	4(a).	To approve the retention or payment of fees paid to or incurred by the Adviser for the period January 1, 2002 through the effective date of the proposed new Investment Advisory Agreement.
Financial Services Fund Small Cap Financial Fund Small Cap Value Fund Technology Fund	4(b).	To approve the retention or payment of fees paid to or incurred by the Distributor for the period January 1, 2002 through the effective date of the proposed new Distribution Plan.
All Funds	5(a).	To approve an amendment to the Trust's fundamental restriction on borrowing.
Financial Services Fund Small Cap Financial Fund FBR/IPAA Energy Index Fund	5(b).	To change the classification of the Funds from diversified to non-diversified funds.
All Funds	6.	To elect three trustees of the Trust.
All Funds	7.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

After careful consideration, the Trustees of the Trust unanimously approved each of the proposals above and recommend that shareholders vote "FOR" each proposal. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on September 19, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING --- OR YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED BELOW. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Trustees,

Stephenie E. Adams

Vice President and Secretary

September 30, 2002

YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
Read the Proxy Statement and have your Proxy card at hand.	Read the Proxy Statement and have your Proxy card at hand.
Call the 1-800 number that appears on your Proxy card.	Go to the website, www.proxyvote.com
Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.	Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

FBR Family of Funds

4922 Fairmount Avenue

Bethesda, Maryland 20814

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of the FBR Family of Funds, a Delaware business trust (the "Trust") comprised of five series, the FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund, FBR Technology Fund, and FBR/IPAA Energy Index Fund (each a "Fund"), to be used in connection with a Special Meeting of Shareholders of the Trust to be held on October 30, 2002. All persons who are shareholders of one or more of the Funds as of September 19, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

The mailing address of the principal executive offices of the Trust is 4922 Fairmount Avenue, Bethesda, Maryland 20814. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is October 1, 2002.

Only shareholders of record of the Trust at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one third of the outstanding shares of the Trust shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

The Trust will furnish, without charge, a copy of the Trust's most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 821-3460. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

INTRODUCTION TO PROPOSALS 1, 2 AND 3

REGARDING CONTRACT APPROVALS

For the reasons described herein, each of the Funds' shareholders are being asked to approve a new Investment Advisory Agreement. Shareholders of each of the Funds, except the FBR/IPAA Energy Index Fund, are also being asked to approve a new Distribution Plan. In addition, shareholders of the Small Cap Value Fund are being asked to approve a new Sub-Advisory Agreement. Each of the proposed agreements and distribution plan are essentially identical to the agreements and plan previously approved by the Funds' shareholders and the Trust's Board of Trustees. Forms of the proposed advisory and sub-advisory agreements and distribution plan are attached as appendices to this proxy statement.

Prior Board Approval of the Advisory Agreements

Section 15 of the 1940 Act requires that a fund's investment advisory agreement, including any sub-advisory agreement, be in writing and be approved initially by both (i) the fund's board of trustees (including a majority of its trustees who are not considered to be "interested persons" of the fund as that term is defined in the 1940 Act ("Independent Trustees") and (ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund's board of trustees, including a majority of its Independent Trustees. In the event that a fund's board fails to approve each of the fund's investment advisory and sub-advisory agreements at least annually, the agreements will automatically lapse. As a result, the fund would no longer have valid management agreements and must arrange for new agreements to be adopted by the fund's board and shareholders, as required by Section 15.

As more fully described below, at the time of its commencement of operations on December 31, 1996, the Trust, on behalf of each of the Funds, entered into an Investment Advisory Agreement with FBR Fund Advisers, Inc. ("Adviser") ("Advisory Agreement"). In addition, on June 1, 2000, the Adviser, on behalf of the Small Cap Value Fund, entered into a Sub-Advisory Agreement with Akre Capital Management LLC ("Sub-Adviser") ("Sub-Advisory Agreement"). Section 15 requires that, following the Agreements' initial two year period, the continuation of both the Advisory Agreement and the Sub-Advisory Agreement be approved on an annual basis by a majority of the Trust's Board of Trustees, including a majority of its Independent Trustees.

Under the normal course of events, the Trust's Board held an annual in-person meeting in December of each year to consider the continuation of the Advisory Agreement for the following year. However, the December 2001 meeting at which the annual renewal of the Advisory Agreement was to be considered by the Board was instead held on January 24, 2002 in order to promote administrative efficiency by coordinating the Trust's Board meeting with another fund group managed by the Adviser that have several of the same board members in common with the Trust. At the joint meeting held on January 24, 2002, each of the boards evaluated the appropriate advisory contracts for their respective fund groups. However, due to this administrative scheduling change, the Advisory Agreement was inadvertently allowed to lapse on December 31, 2001 and the Board's subsequent vote to continue the Advisory Agreement on January 24, 2002 did not revive that Agreement. Furthermore, although the Board was timely in its consideration and approval of the Sub-Advisory Agreement, that Agreement nonetheless terminated automatically as a result of the termination of the Advisory Agreement.

Prior Board Approval of the Distribution Plan

Due to the same administrative oversight that caused the Board to fail to timely approve the continuation of the Advisory Agreement, the Board also failed to timely approve the Trust's Distribution Agreement between the Trust, on behalf of the Funds, and FBR Investment Services, Inc. ("Distributor"), and the Trust's Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, both of which require annual board approval. Rule 12b-1 provides that a fund acting as distributor of its own shares may receive distribution payments only in accordance with a written plan of distribution initially approved by a majority of the fund's outstanding shares and by the fund's board of trustees, including a majority of the fund's Independent Trustees. Rule 12b-1 further requires a fund's board of trustees, including the majority of its Independent Trustees having no direct or indirect financial interest in the plan of distribution, to annually approve the continuation of the plan at an in-person meeting. Should a plan lapse, a new distribution plan may be adopted only with the approval of a majority of the fund's outstanding voting securities.

Current Shareholder Approval

Having determined that the Funds were without a valid investment advisory agreement and, in the case of the Small Cap Value Fund, a valid sub-advisory agreement, as well as a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser and the Distributor requested the Trust's Board to consider approving new advisory agreements and plan of distribution essentially identical to those that lapsed in December 2001. At its September 18, 2002 meeting, the Board approved a new investment advisory agreement, sub-advisory agreement and plan of distribution and determined that each agreement and plan of distribution be submitted to the Funds' shareholders for their approval. Shareholders are not being asked to approve the new distribution agreement because the 1940 Act does not require shareholder approval of that agreement.

At the September 18, 2002 meeting, the Board was also asked to consider whether the Adviser and Distributor may retain those advisory and distribution fees, respectively, that had been paid to each of them since January 1, 2002 under the expired advisory agreements and plan of distribution. Having so approved, the Board determined that the Funds' shareholders should also vote whether to permit the Adviser and Distributor to retain those fees received since January 1, 2002 through such time that the Funds' shareholders approve the new management arrangements.

PROPOSAL 1 - ALL FUNDS

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of each of the Funds, and the Adviser. The proposed new agreement is similar in all material respects to the agreement that lapsed on December 31, 2001. A form of the proposed Advisory Agreement is attached as Appendix A.

Original Investment Advisory Agreement

On December 26, 1996 a majority of the shareholders of each Fund, in accordance with the requirements of the 1940 Act, approved an investment management agreement (the "Original Advisory Agreement") between the Trust, on behalf of each of the Funds, and the Adviser. The Original Advisory Agreement had an initial term of two years ending December 31, 1998 and could be extended annually thereafter by the approval of a majority of the trustees, including a majority of the Independent Trustees. Under these terms, following the initial two-year term of the Original Advisory Agreement, the Board annually reviewed and approved the Agreement.

The Board's last valid approval of the Original Advisory Agreement occurred December 14, 2000. When the Board last approved the Original Advisory Agreement on January 24, 2002, the Board was unaware that the Agreement had already lapsed on December 31, 2001 and their subsequent approval was ineffective in reviving that agreement. The Board's intent, nonetheless, was to continue the Original Advisory Agreement with the Adviser uninterrupted for the next year, and but for the technical oversight, the Agreement would have been renewed. Despite the expiration of the Original Advisory Agreement, the Adviser has continued to provide the Funds with the services called for under that Agreement.

For the fiscal year ended October 31, 2001, the investment advisory fees paid by each Fund, other than the Technology Fund and the FBR/IPAA Energy Index Fund (neither of which had commenced operations) and applicable fee waivers were as follows:

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees
Financial Services Fund	$ 307,692	$ (4,024)	$ 303,668
Small Cap Financial Fund	1,412,804		1,412,804
Small Cap Value Fund	101,084	(47,647)	53,437

Proposed Investment Advisory Agreement

The terms of the Investment Advisory Agreement approved by the Board and proposed for shareholder approval ("Proposed Advisory Agreement") are similar in all material respects to the Original Advisory Agreement. The Adviser will continue to serve as investment adviser to each of the Funds, retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision. These investment management services will be identical to the services provided under the Original Advisory Agreement and to the services provided since January 1, 2002, during which time no valid advisory agreement with the Adviser has existed. Likewise, the Adviser's compensation for these services, expressed as an annual rate of  each Fund's net assets, remains unchanged under the Proposed Advisory Agreement.

Under the Proposed Advisory Agreement, the Adviser will determine, subject to the general supervision of the Trustees, and in accordance with each Fund's investment objectives and restrictions, which securities are to be purchased and sold by each Fund, and which brokers are to be eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

The Proposed Advisory Agreement permits the Adviser to delegate a portion of its responsibilities to a sub-adviser. In addition, the Proposed Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund and are under common control with Friedman, Billings, Ramsey Group, Inc., the Adviser's ultimate parent, as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The Adviser is entitled to investment advisory fees equal to the following percentage of each Fund's average daily net assets on an annualized basis:

Fund	Investment Advisory Fee*
FBR Small Cap Financial Fund	0.90%
FBR Financial Services Fund	0.90%
FBR Small Cap Value Fund	0.90%
FBR Technology Fund	0.90%
FBR/IPAA Energy Index Fund	0.375%
_____________________
* As a percentage of average daily net assets.

These advisory fees are identical to those under the Original Advisory Agreement.

Finally, the Proposed Advisory Agreement will run for an initial term of one year and annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Independent Trustees. The Agreement is terminable as to any Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of a Fund, or by the Adviser. The Proposed Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Board Deliberations

In approving the Proposed Advisory Agreement, the Board is required to act solely in the best interests of the Funds and the Funds' shareholders in evaluating the terms of that Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

At the September 18, 2002 Board meeting, the Trustees considered the similarity of the Proposed Advisory Agreement to the Original Advisory Agreement and the fact that the Board had intended to renew the Original Advisory Agreement in January 2002. In determining whether or not it was appropriate to approve the Proposed Advisory Agreement and to recommend approval to shareholders, the Trustees considered various materials and representations provided by the Adviser, with respect to each Fund separately, including information relating to the following factors: (i) the extent and quality of investment advisory services each Fund will receive for the advisory fee payable under the Agreement; (ii) the fees charged to other clients for comparable services; (iii) the fees charged by other investment advisers providing comparable services to similar investment companies; (iv) comparative information on the net asset value, yield and total return per share of each Fund with those of other funds with comparable investment objectives and size; (v) other services to be provided by the Adviser, such as administrative services, in relation to the fees paid for such services; (vi) the total of all assets managed by the Adviser and the total number of investment companies and other clients that it services; (vii) the Adviser's profits, both on an absolute basis and as compared to expenses and profits derived from its other clients; (viii) the extent to which the Adviser receives benefits such as research services as a result of the brokerage generated by the Funds and the extent to which it shares in these benefits; (ix) the organizational and financial soundness of the Adviser in light of the needs of each Fund on an on-going basis; (x) the conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry; (xi) the historical relationship between each Fund and the Adviser; and (xii) other factors deemed relevant by the Board. The Board also considered the mechanics of the advisory fee waiver, whereby the Adviser has agreed to continue reimbursing each Fund for expenses exceeding 1.95% of its average daily net assets (0.85% in the case of the FBR/IPAA Energy Index Fund). After considering these factors, the Trustees, comprising all of the Independent Trustees, concluded that the Proposed Advisory Agreement would be beneficial to each Fund and its shareholders.

Vote Required for Proposal

Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 1. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 2 - ALL FUNDS (except

FBR/IPAA Energy Index Fund)

TO APPROVE A NEW DISTRIBUTION PLAN

FOR THE TRUST

Shareholders of each of the Funds, except the FBR/IPAA Energy Index Fund, are being asked to approve a new distribution plan for the Trust pursuant to Rule 12b-1 under the 1940 Act. The proposed new plan will be essentially identical to the plan that lapsed on December 31, 2001. A form of the proposed Distribution Plan is attached as Appendix B.

Original Distribution Plan

The Trust, on behalf of each Fund, except the FBR/IPAA Energy Index Fund, adopted a distribution plan dated December 31, 1996, as amended on March 31, 1998 and as amended and restated on December 8, 1998 ("Original Distribution Plan"), in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 permits the Funds to use a portion of their assets to pay distribution fees for the sale and distribution of their shares only pursuant to a written plan. Under the Original Distribution Plan, each Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets.

The Board's last valid approval of the Original Distribution Plan occurred December 14, 2000. The Board's approval on January 24, 2002, as discussed above, occurred after the Plan lapsed on December 31, 2001. Despite the expiration of the Original Distribution Plan, the Distributor has continued to provide the Funds with the services called for under the Plan and to receive a fee from each of the Funds pursuant to the terms of the Plan.

For the fiscal year ended October 31, 2001, the following amounts were paid to the Distributor pursuant to the Plan by the Financial Services Fund, Small Cap Financial Fund, and Small Cap Value Fund, respectively: $411,692.04, $188,325.59, and $43,314.21. These amounts represented 0.25% of each such Fund's average daily net assets. No amounts were payable during this period by the Technology or FBR/IPAA Energy Index Fund because these Funds had not yet commenced operations as of October 31, 2001.

New Distribution Plan

The terms of the Distribution Plan approved by the Board pursuant to Rule 12b-1 and proposed for shareholder approval ("Proposed Distribution Plan") is similar in all material respects to the Original Distribution Plan. Under the Proposed Distribution Plan, each Fund will pay the Distributor a fee for distributing Fund shares at the annual rate of 0.25% of the average daily net assets of the Fund shares for which it is the distributor of record. Under the Plan, the Distributor may pay third parties in respect of these services such amount as it may determine. The fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

Distribution fees may be used by the Distributor for: (a) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of a Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by a Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee; and (f) any other expense primarily intended to result in the sale of a Fund's shares, including, without limitation, payments to salesmen and selling dealers who have entered into selected dealer agreements with the Distributor, at the time of the sale of shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Proposed Distribution Plan will continue in effect as to each Fund from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the Independent Trustees. While the Plan remains in effect, the Trust shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Proposed Distribution Plan may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by the Board and by the Independent Trustees cast in person at a meeting called specifically for that purpose.

Board Deliberations

In approving the Proposed Distribution Plan and in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, considered various factors, including (i) whether the Plan will result or has resulted in a benefit to the Funds' shareholders by resolving or alleviating existing problems or circumstances of the Funds, (ii) the merits of alternative distribution methods, including the imposition of a sales charge, (iii) the interrelationship between the Plan and the activities of other persons financing the distribution of Fund shares, (iv) the extent to which third parties may benefit from the Plan and how these benefits compare to the benefits experienced by the Funds from the Plan, and (v) the intended use of the Plan fees by the Distributor for the coming year. Based on these and other factors, the Board determined that there is a reasonable likelihood that the Proposed Distribution Plan will benefit the Funds' shareholders.

Vote Required for Proposal

Approval of Proposal 2 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED DISTRIBUTION PLAN AS PROVIDED UNDER PROPOSAL 2. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 3 - SMALL CAP VALUE FUND ONLY

TO APPROVE A NEW INVESTMENT SUB-ADVISORY

AGREEMENT FOR THE SMALL CAP VALUE FUND

Shareholders of the Small Cap Value Fund are being asked to approve a new sub-advisory agreement between the Adviser and the Sub-Adviser. The proposed new agreement will be essentially identical to the agreement that was terminated when the Original Advisory Agreement lapsed on December 31, 2001. A form of the proposed Sub-Advisory Agreement is attached as Appendix C.

Original Sub-Advisory Agreement

On June 1, 2000, a majority of the shareholders of each Fund, in accordance with the requirements of the 1940 Act, approved a sub-advisory agreement (the "Original Sub-Advisory Agreement") between the Adviser, for the benefit of the Small Cap Value Fund, and the Sub-Adviser. The Original Sub-Advisory Agreement had an initial term of two years ending June 1, 2002 and could be extended annually thereafter by the approval in person of a majority of the trustees, including a majority of the Independent Trustees.

The Board last approved the Original Sub-Advisory Agreement on April 26, 2002. At that time, the Board was unaware that, due to an administrative oversight, the Original Advisory Agreement had already lapsed on December 31, 2001, causing a simultaneous termination of the Sub-Advisory Agreement. Despite the expiration of the Original Advisory Agreement and resulting automatic termination of the Sub-Advisory Agreement, the Sub-Adviser has continued to provide the Small Cap Value Fund with the services called for under that Agreement.

For the fiscal year ended October 31, 2001, the Adviser paid the Sub-Adviser sub-advisory fees in the amount of $47,770.

Proposed Sub-Advisory Agreement

The terms of the Sub-Advisory Agreement approved by the Board and proposed for shareholder approval ("Proposed Sub-Advisory Agreement") is similar in all material respects to the Original Sub-Advisory Agreement. Under the Proposed Sub-Advisory Agreement, the Sub-Adviser will, subject to the supervision of the Adviser and the Trustees, (i) direct the investment of the Small Cap Value Fund's assets, (ii) conduct continual investment research and supervision for the Small Cap Value Fund, and (iii) purchase and sell the Small Cap Value Fund's investments.

The Proposed Sub-Advisory Agreement will run for an initial term of one year and annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Independent Trustees.  The Proposed Sub-Advisory Agreement is terminable at any time on 60 days' prior written notice without payment of any penalty, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

For the Sub-Adviser's services as investment sub-adviser, under the terms of the Sub-Advisory Agreement, the Adviser (and not the Fund) will pay the Sub-Adviser the greater of (i) an annual fee equal to 0.40% of the Fund's average daily net assets (which shall be accrued daily and paid monthly), or (ii) $3,500 per month. This fee is identical to the fee under the Original Sub-Advisory Agreement

Board Deliberations

In approving the Proposed Sub-Advisory Agreement, the Board is required to act solely in the best interests of the Small Cap Value Fund and its shareholders in evaluating the terms of that Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

At the September 18, 2002 Board meeting, the Trustees considered the similarity of the Proposed Sub-Advisory Agreement to the Original Sub-Advisory Agreement. In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement and to recommend approval to shareholders, the Board considered various materials and representations provided by the Adviser and Sub-Adviser. In particular, the Trustees considered the following information: (i) the management and advisory needs of the Small Cap Value Fund; (ii) the quality of the investment management and advisory services to be provided by the Adviser and Sub-Adviser; (iii) the management and advisory fee structure; (iv) the organizational capability and financial condition of the Adviser and Sub-Adviser; (v) the possibility that the needs of the Fund might be better serviced by another organization; (vi) the total of all assets managed by the Sub-Adviser and the total number of investment companies and other clients that it services; (vii) the Sub-Adviser's profits, both on an absolute basis and as compared to expenses and profits derived from its other clients; (viii) the extent to which the Sub-Adviser receives benefits such as research services as a result of the brokerage generated by the Fund and the extent to which it shares in these benefits; (ix) conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry; (x) the historical relationship between the Small Cap Value Fund, the Adviser and Sub-Adviser; and (xi) other factors deemed relevant by the Board. After considering these factors, the Trustees, comprising all of the Independent Trustees, concluded that the Proposed Sub-Advisory Agreement would be beneficial to the Small Cap Value Fund and to its shareholders.

Vote Required for Proposal

Approval of Proposal 3 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SMALL CAP VALUE FUND VOTE "FOR" APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 3. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 4 - ALL FUNDS

TO APPROVE FEES PAID TO THE ADVISER AND DISTRIBUTOR

PROPOSAL 4(a) --All Funds

Despite the inadvertent expiration of the Original Advisory Agreement on December 31, 2001, the Adviser has continued to provide the Funds with uninterrupted investment management services called for under the Original Advisory Agreement that include, but are not limited to, regularly providing investment advice to each of the Funds and continuously supervising the investment and reinvestment of cash, securities and other assets for the Funds. Since January 1, 2002, each Fund has compensated the Adviser for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Original Advisory Agreement. During this same period the Adviser has also continued to honor its expense limitation commitments to the Funds. Through early August 2002, the Trust, its Board of Trustees and the Adviser were unaware that the Original Advisory Agreement had expired due to the administrative error described above, and so the Funds' payment of the Adviser's fees were made under the belief that the Adviser's services were being performed according to a valid advisory agreement. Promptly following the discovery of the invalidity of that Agreement, the Funds' payment of fees to the Adviser were deposited in an interest-bearing escrow account pending the outcome of this Meeting.

For the period January 1, 2002 through August 31, 2002, the investment advisory fees paid by each Fund, other than the FBR/IPAA Energy Index Fund (which had not commenced operations) and applicable fee waivers were as follows:

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees
Financial Services Fund	$ 162,269	$ 12,271	$ 149,998
Small Cap Financial Fund	2,006,793	----	2,006,793
Small Cap Value Fund	152,116	16,295	135,821
Technology Fund	8,145	4,539	3,606

The Adviser, relying on equitable principles, sought Board approval to allow the Adviser to avoid an economic burden and retain all payments, and be paid all escrowed amounts, as compensation for services provided, and to be provided, since January 1, 2002 through the effective date of the Proposed Advisory Agreement. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the 1940 Act) who reviewed the legal issues presented to the Board in connection with the expiration of the Funds' advisory and distribution arrangements, considered the nature of the continuing relationship between the Adviser and the Funds, the Adviser's willingness to subsidize the Funds' operations, and the nature and the quality of the services it has performed for the Funds since January 1, 2002. The Trustees also considered that:

  the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

  should Board or shareholder approval be withheld, the Adviser will likely seek to retain some or all of these payments (and be paid some or all of the escrowed payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreement, the unintended lapse of which had resulted from a simple administrative error;

  the Funds and their shareholders have experienced no economic harm during the applicable period when no effective advisory agreement was in place between the Adviser and the Trust, and the amounts that were paid and escrowed would have been no more than what the Funds would have paid had the Original Advisory Agreement remained in effect;

  the Adviser, relying on its fiduciary duties to the Funds, and its affiliates have agreed to pay for the costs of soliciting shareholder approval of the new management agreements and the ratification of its advisory fees, as well as any legal fees, that might arise due to its administrative error; and, finally, but for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Advisory Agreement continue uninterrupted for the current year.

PROPOSAL 4(a) --All Funds (except the FBR/IPAA Energy Index Fund)

Also since January 1, 2002, each Fund (except the FBR/IPAA Energy Index Fund) has continued to compensate the Distributor at a rate equal to 0.25% of its average daily net assets for distribution services provided to the Fund. The type and level of distribution services provided by the Distributor during this period has been the same provided under the Original Distribution Plan. Promptly following the discovery of the invalidity of the Original Distribution Plan, these fees have been placed in an interest-bearing escrow account pending the outcome of this Meeting.

For the period January 1, 2002 through August 31, 2002, the following amounts were paid to the Distributor pursuant to the Plan by the Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund, and Technology Fund, respectively: $45,074, $557,442, $42,254, and $2,262. These amounts represented 0.25% of each such Fund's average daily net assets.

The Distributor, relying on equitable principles, has also sought Board approval to allow the Distributor to avoid an economic burden and retain all payments, and be paid all escrowed amounts, as compensation for services provided, and to be provided, since January 1, 2002 through the effective date of the Proposed Distribution Plan. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the 1940 Act) who reviewed the legal issues presented to the Board in connection with the expiration of the Funds' advisory and distribution arrangements, considered the nature of the continuing relationship between the Distributor and the Funds and the nature and the quality of the services the Distributor has performed for the Funds since January 1, 2002. The Trustees also considered the fact that, as is the case with the expiration of the Original Advisory Agreement:

  the 1940 Act permits a court to enforce an invalid distribution plan should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

  should Board or shareholder approval be withheld, the Distributor will likely seek to retain some or all of these payments (and be paid some or all of the escrowed payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Distribution Plan, the unintended lapse of which had resulted from a simple administrative error;
  the Funds and their shareholders have experienced no economic harm during the applicable period when no effective distribution plan was in place for the Trust and the amounts that were paid would have been no more than what the Funds would have paid had the Original Distribution Plan remained in effect; and finally, but for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Distribution Plan continue uninterrupted for the current year.

Vote Required for Proposals 4(a) and 4(b)

Having unanimously approved the Adviser's and Distributor's request that they each be permitted to retain all fees paid, and all fees to be paid, to them since January 1, 2002 through the effective dates of the Proposed Advisory Agreement and the Proposed Distribution Plan, respectively, the Board determined that it was in the best interest of the Funds and their shareholders to submit the matter for final approval by the Funds' shareholders. Approval of Proposal 4(a) and Proposal 4(b) each requires the vote of a majority of the shares of each Fund entitled to vote on the Proposal voted in person or by proxy at the Meeting.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PAYMENT OF ALL FEES PAID AND ESCROWED TO THE ADVISER AND TO THE DISTRIBUTOR DURING THE APPLICABLE PERIOD, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 5 - ALL FUNDS

APPROVAL OF CERTAIN CHANGES

TO THE TRUST'S FUNDAMENTAL POLICIES

The Investment Company Act of 1940 requires all mutual funds, including the Trust, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund's outstanding voting securities. Upon the recommendation of management of the Funds, the Trustees have reviewed the Trust's current fundamental investment restrictions and have recommended that several of the fundamental policies be amended or changed in order to increase the investment flexibility of the Funds.

As further described below in each of the sub-proposals, each Fund's shareholders are being asked to approve an amendment to the Trust's fundamental investment restriction on borrowing (Proposal 5(a)). In addition, shareholders of the Financial Services Fund, the Small Cap Financial Fund and the FBR/IPAA Energy Index Fund are being asked to approve re-classifying their respective fund as a "non-diversified" fund (Proposal 5(b)).

While the increased flexibility may mean that the Funds will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in each of the Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies applicable to each Fund.

PROPOSAL 5(a) All Funds

The Trustees are recommending that the Funds' shareholders approve an amendment of the fundamental restriction on borrowing. Currently, the Trust's fundamental restriction on borrowing reads:

The Funds may not:

Borrow money, except that (a) a Fund may enter into commitments to purchase securities in accordance with its investment program, including when issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowing representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund may not:

Borrow money, except in an amount not to exceed 33 1/3% of the value of the Fund's total assets at the time of borrowing or such other percentage permitted by law.

The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. As currently written, a cautious reading of the Trust's fundamental restriction results in a Fund being unable to take full advantage of the borrowing provisions under the 1940 Act. Thus, the proposed change to the Trust's fundamental restriction is for the sole purpose of clarifying the restriction to permit each Fund to borrow to the maximum extent permitted by the 1940 Act, the rules thereunder and any applicable SEC interpretations.

In the event that this Proposal 5(a) is approved, the Funds would have greater borrowing authority than they currently have. Should the Funds choose in the future to borrow amounts in excess of what they currently borrow under the present investment restriction, the volatility of the Funds' net asset value may increase. Additionally, money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

PROPOSAL 5(b) Financial Services Fund, Small Cap Financial Fund and FBR/IPAA Energy Index Fund Only

Currently, the Financial Services Fund, Small Cap Financial Fund, and FBR/IPAA Energy Index Fund are each considered to be "diversified" funds. As that term is used in the 1940 Act, a diversified fund may not, with respect to 75% of a fund's total assets, (1) invest more than 5% of that fund's total assets in the securities of one issuer, or (2) hold more than 10% of its securities in a single issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

The Board has proposed that each of the Financial Services Fund, Small Cap Financial Fund, and FBR/IPAA Energy Index Fund be reclassified as a "non-diversified" fund, effective upon obtaining shareholder approval. The effect of this change will mean that each Fund may invest a greater portion of its assets in fewer issuers. If a Fund's shareholders do not approve the proposal, then that Fund will remain a diversified fund subject to the 75% test.

Even if the shareholders of the Financial Services Fund, Small Cap Financial Fund, and FBR/IPAA Energy Index Fund vote to change the Funds' diversified status to non-diversified, the Funds will nonetheless be constrained under applicable provisions of the Internal Revenue Code of 1986, as amended ("Tax Code"), which require that at the end of each quarter of the Trust's taxable year, at least 50% of the value of each Fund's total assets be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities. For this purpose, "other securities" do not include investments in the securities of any one issuer that represent more than 5% of the value of the fund's total assets or more than 10% of the issuer's outstanding voting securities. In addition, the Tax Code provides that at the end of each quarter of a taxable year, not more than 25% of a fund's total assets be invested in the securities of any one issuer, except for the securities of the U.S. government or other regulated investment companies.

Accordingly, should the Funds' shareholders vote to approve re-classifying each Fund as a non-diversified Fund, the Fund's fundamental restriction will be amended to read as follows:

Each Fund may not:

With respect to 50% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The change is sought in order to provide the Funds' adviser with more flexibility to achieve each Fund's investment objective, to seek capital appreciation. If the Financial Services Fund, Small Cap Financial Fund, and FBR/IPAA Energy Index Fund are reclassified as non-diversified funds, then each portfolio may include the securities of a smaller total number of issuers than if they remained diversified funds. In these circumstances, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the Funds' total returns or asset valuations than if the Funds were required to hold smaller positions of the securities of a larger number of issuers.

Vote Required for Proposals 5(a) - 5(b)

Approval of each of the sub-proposals found within Proposal 5 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF EACH OF THE PROPOSED CHANGES TO THE TRUST'S FUNDAMENTAL POLICIES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 6 - ALL FUNDS

ELECTION OF TRUSTEES

You are being asked to vote in favor of the election of each of the following nominees as a trustee to hold office until the next meeting of shareholders at which trustees are elected or until their resignation, removal or death. Each of the nominees presently is a Trustee of the Trust and each is considered by the Trust to be an Independent Trustee. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

Trustee Nominees

Each of the Trustee nominees, their ages, and principal occupations during the past five years, are presented below. The address for each nominee is 4922 Fairmount Avenue, Bethesda, Maryland 20814.

Name, Age, and Current Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Nominee	Other Directorships Held by Nominee
Michael W. Willner Age: 45 Trustee	Trustee since June 1997	CEO, AlphaGrip, Inc., since January 2001; President, News Traders, Inc., September 1996 - December 2000.	11 Portfolios	None.
F. David Fowler Age: 69 Trustee	Trustee since June 1997	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992-1997.	11 Portfolios	Microstrategy Inc.
Louis T. Donatelli Age: 68 Trustee	Trustee since June 2001	Chairman of Donatelli and Klein, Inc., since 2001 (President, 1973-2001).	11 Portfolios	None.

__________

* Trustees serve until their resignation, removal or death.

** As used in this Proxy Statement, "Fund Complex" includes FBR American Gas Index Fund Inc., FBR Fund for Government Investors, FBR Fund for Tax Free Investors Inc, and The FBR Rushmore Fund, Inc.

Trustees receiving a plurality vote shall be elected. This means that the three nominees receiving the largest number of votes will be elected.

During the fiscal year ended October 31, 2001, the Trustees held four Board meetings. All incumbent Trustees of the Trust attended at least 75% of the Board and committee meetings. The Trustees presently have an audit committee, a valuation committee, and a nominating committee, each of which met two times during the last fiscal year. The members of each committee are Messrs. Donatelli, Willner and Fowler, which comprise all of the Independent Trustees of the Trust. The function of the audit committee is to recommend independent auditors and review and report on accounting and financial matters. The function of the valuation committee is to determine and monitor the value of the Funds' assets. The function of the nominating committee is to nominate persons to serve as Independent Trustees and trustees to serve on committees of the Board. The nominating committee does not have a policy to consider nominees recommended by shareholders.

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

Name, Age and Address	Position(s) Held With The Trust, Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years
David H. Ellison Age: 44 101 Federal Street, Suite 2130 Boston, MA 02110	President since 2001

Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds, since October 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; and President of Money Management Advisers, Inc., April 2001-March 2002.

Winsor H. Aylesworth Age: 54 101 Federal Street, Suite 2130 Boston, MA 02110	Vice President and Treasurer since 1998

Portfolio Manager, FBR Fund Advisers, Inc., since September 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; Vice President of Money Management Advisers, Inc., April 2001 - March 2002; and President of GrandView Advisers, Inc., 1994 - September 1998.

W. Bart Sanders Age: 38 4922 Fairmont Avenue Bethesda, MD 20814	Vice President since 2000

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since August 1999; Head Trader for the FBR Fund Advisers, Inc., since January 1997; and Vice President of Money Management Advisers, Inc., April 2001 - March 2002.

Susan L. Silva Age: 35 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Controller since 2002

Vice President, FBR National Bank & Trust since July 2002; Assistant Vice President, FBR National Bank & Trust, January 2000 to July 2002; Vice President and Controller of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., since July 2002; and Manager-Fund Accounting, Legg Mason Wood Walker, Inc., January 1994 - November 1999.

Stephenie E. Adams Age: 33 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Secretary since 2000

Vice President, FBR National Bank & Trust, since May 2000; Vice President and Secretary, FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., since 1995; Manager, FBR National Bank & Trust, October 1999 - May 2000; and Manager, Fund Administration and Marketing, Rushmore Services, Inc., July 1994 - October 1999.

____________
* The Trust's President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other officers of the Trust serve at the pleasure of the Trustees.

As of the Record Date, the Trustees beneficially owned the following amount of shares of each of the Funds:

Nominee	Dollar Range of Equity Securities in each of the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Michael A. Willner	[ ]	[ ]
F. David Fowler	[ ]	[ ]
Louis T. Donatelli	[ ]	[ ]

The following table sets forth information regarding all compensation paid to Trustees who are nominees for re-election for their services as trustees during the fiscal year ended October 31, 2001. Such compensation was paid by FBR National Bank & Trust pursuant to an Agreement of Fund Administration, Fund Accounting Services, Transfer Agency Services, and Custody Services whereby FBR National Bank & Trust pays all expenses of the Trust other than the advisory fee, 12b-1 fee, extraordinary legal expenses, interest, and expenses paid by the Adviser and Distributor. The Trust has no pension or retirement plans.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex
Michael A. Willner	$10,250	$24,250
F. David Fowler	$10,250	$24,250
Louis T. Donatelli	$4,000	$18,000

Investment Advisers

FBR Fund Advisers, Inc. ("Adviser"), located at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the investment adviser to the Funds. The Adviser directs the investment of each Fund's assets, subject at all times to the supervision of the Board of Trustees ("Board") of the Trust. The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. As of September 9, 2002, it managed approximately $433 million of net assets on behalf of the Trust. The Adviser is a wholly-owned subsidiary of FBR Capital Management, Inc., a wholly-owned subsidiary of Friedman, Billings, Ramsey Group, Inc. ("FBR Group"), a financial services holding company, both of which are located at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209. As of June 30, 2002, the Adviser and its asset management affiliates managed approximately $5.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

The following table sets forth certain information with respect to the Adviser's executive officers and directors, each of which is also an officer of the Trust:

Name, Position with the Adviser, and Address*	Principal Occupation
David H. Ellison President and Director

Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds, since October 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; and President, Money Management Advisers, Inc., April 2001 - March 2002.

Winsor H. Aylesworth Secretary, Treasurer and Director

Portfolio Manager, FBR Fund Advisers, Inc., since September 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; Vice President, Money Management Advisers, Inc., April 2001 - March 2002; and President, GrandView Advisers, Inc., 1994 - September 1998.

W. Bart Sanders Sr. Vice President and Assistant Secretary

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since August 1999; Head Trader for the FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc., April 2001 - March 2002.

__________
* The address for each officer and director is 4922 Fairmount Avenue, Bethesda, Maryland 20814.

Akre Capital Management, LLC ("Sub-Adviser"), located at 2 West Washington Street, Middleburg, Virginia 20118, serves as sub-adviser to the Small Cap Value Fund. The Sub-Adviser was organized as a Virginia limited liability company in 1999 and is registered with the Securities and Exchange Commission as an investment adviser. As of September 9, 2002 the Sub-Adviser managed approximately $23 million on behalf of the Small Cap Value Fund and other clients such as high net worth individuals, institutions and private partnerships.

The following table sets forth certain information with respect to the sole managing member of the Sub-Adviser:

Name, Position with the Sub-Adviser, and Address	Principal Occupation
Charles Akre Managing Member 2 West Washington Street PO Box 9982 Middleburg, VA 20118	Managing Member of the Sub-Adviser since 1999; Managing Director, Friedman, Billings, Ramsey Group, Inc. and predecessors and affiliates, May 1993 - [ ]

The Trustees have authorized the allocation of brokerage to Friedman, Billings Ramsey & Co., Inc. ("FBR & Co."), an affiliated broker-dealer, to effect portfolio transactions on an agency basis for the Funds. For the fiscal year ended October 31, 2001, the Financial Services Fund paid brokerage commissions to FBR & Co. of $4,305 (5.4% of the Fund's total brokerage commissions) and the Small Cap Financial Fund paid brokerage commissions to FBR & Co. of $59,127 (20.92% of the Fund's total brokerage commission). During that time period the Small Cap Value Fund did not pay any brokerage commissions to FBR & Co. The Technology Fund and FBR/IPAA Energy Index Fund had not yet commenced operations as of October 31, 2001.

Distributor

FBR Investment Services, Inc., 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of FBR Group, serves as distributor of the shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to Fund shares.

Administrator

FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of FBR Group, serves as the administrator to the Trust, pursuant to an Agreement for Fund Administration, Fund Accounting Services, Transfer Agency Services and Custody Services with the Trust.

FURTHER INFORMATION REGARDING THE TRUST

The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:

Fund	Shares Outstanding
FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund
FBR/IPAA Energy Index Fund

Each whole Share of a Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth certain information as of September 19, 2002 for each of the Funds with respect to each person or group known by the Trust to be the beneficial owner of more than 5% of any Fund's outstanding voting securities:

Name and Address of Beneficial Owner	Fund	Amount and Nature of Beneficial Ownership	Percent of Fund
FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund
FBR/IPAA Energy Index Fund

As of September 19, 2002, the Trustees and the executive officer of the Trust beneficially owned the following amount of shares:

Beneficial Owner	Fund(s)	Amount and Nature of Beneficial Ownership	Percent of Fund
Michael A. Willner		[ ] shares	[ ] %
F. David Fowler		[ ] shares	[ ] %
Louis T. Donatelli		[ ] shares	[ ] %
David H. Ellison, President		[ ] shares	[ ] %
Trustee nominees and officers of the Trust as a whole owned		[ ] shares	[ ] %

ADDITIONAL INFORMATION

With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, (i) one-third of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against Proposal 1, 2, 3, and 5 for which the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will have no effect on Proposal 4, for which the required vote is a percentage of the votes cast and no effect on Proposal 6, for which the required vote is a plurality of the votes cast.

Proxy Related Expenses

The Adviser and its affiliates will bear all costs associated with the solicitation of proxies from the Trust's shareholders. Solicitations may be made by regular mail, telephone, e-mail, or other personal contact by officers or employees of the Adviser and its affiliates or by the proxy soliciting firm retained by the Adviser. Georgeson Shareholder Communications, Inc. has been retained to provide proxy solicitation services in connection with the Meeting at an estimated cost of $50,000. In addition, the Adviser may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.  The Board of Trustees has authorized the Funds to bear those expenses allocated to them that are incurred in connection with Proposals 5 and 6, which do not relate to the consideration of the new management arrangements.

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.

By Order of the Trustees

Stephenie E. Adams

Vice President and Secretary

September 30, 2002

Appendix A

FORM OF

INVESTMENT ADVISORY AGREEMENT

between

THE FBR FAMILY OF FUNDS

and

FBR FUND ADVISERS, INC.

AGREEMENT made as of the 1st day of November, 2002, by and between The FBR Family of Funds, a Delaware business trust which may issue one or more series of shares of beneficial interest (the "Trust"), and FBR Fund Advisers, Inc., a Delaware corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Trust Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A, individually and not jointly, (each, a "Fund" and collectively, the "Funds") and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          Appointment.

            General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

            Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

            Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

          Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

            the Trust's Trust Instrument;

            the Bylaws of the Trust;

            resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

            the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-lA as filed with the Securities and Exchange Commission (the "Commission");

            Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

            the currently effective Prospectus and Statement of Additional Information of the Funds.

          Investment Advisory Services.

            Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

              supervise all aspects of the operations of the Trust and each Fund;

              obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

              determine which issuers and securities shall be included in the portfolio of each Fund;

              furnish a continuous investment program for each Fund;

              in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

              take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

            Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

            Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

            Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

            Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

            Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

            Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements; and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

          Representations and Warranties.

            The Adviser hereby represents and warrants to the Trust as follows:

              The Adviser is a corporation duly organized and in good standing under the laws of the State of Virginia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

              The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

              The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser's obligations hereunder.

            The Trust hereby represents and warrants to the Adviser as follows:

              The Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

              The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

          Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Trust's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

          Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

          Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees; (xii) association membership dues authorized by the Trust's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

          Non-Exclusive Services; Limitation of Adviser's Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

          Effective Date; Modifications; Termination. This Agreement shall become effective on November 1, 2002, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

            This Agreement shall continue in force until October 31, 2003, and shall continue in effect thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

            The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

            Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement with respect to any particular Fund at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Trust shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

          Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

          The terms "The FBR Family of Funds" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The FBR Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund. Obligations of any one Fund may be satisfied only by the assets of such Fund and not of any other Fund.

          Non-Exclusive Use of the Name "FBR". The Trust acknowledges that it adopted its name through the permission of the Adviser. The Adviser hereby consents to the non-exclusive use by the Trust of the name "FBR" only so long as the Adviser serves as the Funds' adviser.

          If the Adviser or any successor to its business shall cease to furnish services to the Funds under this Agreement or similar contractual arrangement, the Trust:

            as promptly as practicable, will take all necessary action to cause its Certificate of Trust to be amended to accomplish a change of name; and

            within 90 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including but not limited to use in any prospectus, sales literature or promotional material, the name "FBR" or any name, mark or logotype derived from it or similar to it or indicating that the Funds are managed by or otherwise associated with the Adviser.

          Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

          Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

          Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds individually and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund individually and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

            any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

            under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

            the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

          This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

          Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

          Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 4922 Fairmount Avenue, Bethesda, Maryland 20814, Attention: Eric Billings; with a copy to Dechert, 1775 Eye Street, NW, Washington, D.C. 20006, Attention: Patrick W.D. Turley Esq., or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at Potomac Tower, 1001 Nineteenth Street Ninth, Arlington, Virginia 22209, Attention: Eric Billings or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE FBR FAMILY OF FUNDS	FBR FUND ADVISERS, INC., on behalf of the Funds listed on Schedule A, individually and not jointly
By: ______________________________ Name: ____________________________ Title: _____________________________	By: ______________________________ Name: ____________________________ Title: _____________________________

Schedule A
Name of Fund	Fee*
FBR Financial Services Fund	0.90%
FBR Small Cap Financial Fund	0.90%
FBR Small Cap Value Fund	0.90%
FBR Technology Fund	0.90%
FBR/IPAA Energy Index Fund	0.375%

* As a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

Appendix B

Form of Distribution Plan

THE FBR FAMILY OF FUNDS
DISTRIBUTION PLAN

This Distribution Plan (the "Plan") is adopted on November 1, 2002 in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by The FBR Family of Funds, a business trust organized under the laws of the State of Delaware (the "Company"), on behalf of its Funds (individually, a "Fund," and collectively, the "Funds") as set forth in Schedule A, as amended from time to time, subject to the following terms and conditions:

Section 1.  Annual Fees.

Distribution Fee. Each Fund will pay to the distributor of its shares (the "Distributor"), a distribution fee under the Plan at the annual rate of 0.25% of the average daily net assets of the Fund (the "Distribution Fee").

Adjustment to Fees. Any Fund may pay a Distribution Fee to the Distributor at a lesser rate than the fees specified in Section 1 hereof as agreed upon by the Board of Trustees and the Distributor and approved in the manner specified in Section 4 of this Plan.

Payment of Fees. The Distribution Fees will be calculated daily and paid monthly by each Fund at the annual rate indicated above.

Section 2. Expenses Covered by the Plan.

Distribution Fees may be used by the Distributor for: (a) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of a Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by a Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee; and (f) the sale of a Fund's shares, including, without limitation, payments to salesmen and selling dealers who have entered into selected dealer agreements with the Distributor, at the time of the sale of shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under Section 1 hereof is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate a Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in Section 1 will be paid by a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to a Fund. Any distribution or service expenses incurred by the Distributor on behalf of a Fund in excess of payments of the Distribution Fees specified in Section 1 hereof which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of a Fund.

Section 3. Indirect Expenses.

While each Fund is authorized to make payments under this Plan to the Distributor for expenses described above, it is expressly recognized that each Fund presently pays, and will continue to pay, an investment advisory fee to its Investment Adviser and an administration fee to the Administrator. To the extent that any payments made by any Fund to the Investment Adviser or Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

Section 4. Approval of Trustees.

Neither the Plan nor any related agreements will take effect until approved by a majority of both (a) the full Board of Trustees of the Trust and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan.

Section 5. Continuance of the Plan.

The Plan will continue in effect until October 31, 2003, and thereafter for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust and by a majority of the Qualified Trustees.

Section 6. Termination.

The Plan may be terminated at any time with respect to a Fund (i) by the Trust without payment of any penalty, by the vote of a majority of the outstanding voting securities of any Fund or (ii) by a vote of the Qualified Trustees. The Plan may remain in effect with respect to a Fund even if the Plan has been terminated in accordance with this Section 5 with respect to any other Fund.

Section 7. Amendments.

The Plan may not be amended with respect to any Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of that Fund. No material amendment to the Plan may be made unless approved by the Trust's Board of Trustees in the manner described in Section 4 above.

Section 8. Selection of Certain Trustees.

While the Plan is in effect, the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

Section 9. Written Reports.

In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 10. Preservation of Materials.

The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 8 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 11. Meanings Or Certain Terms.

As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act by the Securities and Exchange Commission.

SCHEDULE A

This Plan shall be adopted with respect to the following Funds of The FBR Family of Funds:

FBR Financial Services Fund

FBR Small Cap Financial Fund

FBR Small Cap Value Fund

FBR Technology Fund

Appendix C

FORM OF

SUB-ADVISORY AGREEMENT

BETWEEN

FBR FUND ADVISERS, INC.

AND

AKRE CAPITAL MANAGEMENT, LLC

This AGREEMENT made as of the 1st day of November, 2002, by and between FBR Fund Advisers, Inc., a Delaware corporation (the "Advisor"), and Akre Capital Management, LLC, a Delaware limited liability company ("Sub-Advisor").

WHEREAS, the FBR Family of Funds, a Delaware business trust (the "Trust"), is authorized to issue one or more series of shares of beneficial interest;

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act);

WHEREAS, the Advisor and the Trust have entered into an Investment Advisory Agreement ("Primary Agreement") under which the Advisor is obligated to furnish investment advisory services to the Trust's series, and Section 1© of the Primary Agreement permits the Advisor to, from time to time, retain a sub-adviser to provide day-to-day portfolio management services to all or part of a series' investment portfolio;

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish day-to-day portfolio advisory services to the Trust's series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Advisor represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      Appointment. Subject to the approval of the Trust's Board of Trustees (the "Board"), including a majority of the trustees who are not parties to this Agreement or "interested persons" of any such party ("Independent Trustees"), and each Fund's shareholders, the Advisor hereby appoints the Sub-Advisor to provide day-to-day advisory services to each Fund, or to such assets of each Fund as determined by the Advisor, for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services described herein for the compensation described herein.

      Delivery of Documents. The Sub-Advisor has delivered to the Advisor copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to the Advisor any future amendments and supplements thereto, if any:

        the Sub-Advisor's registration statement, and any amendments thereto, filed on Form ADV under the Investment Advisers Act of 1940, as amended ("Advisers Act"), as filed with the Securities and Exchange Commission (the "Commission");

          the Sub-Advisor's Trade Allocation Policy; and

          the Sub-Advisor's Code of Ethics and Insider Trading Policy.

      Sub-Advisory Services.

        General. The Sub-Advisor hereby agrees to provide day-to-day portfolio advisory services to the Fund or Funds. The Sub-Advisor shall regularly provide investment advice to the Fund or Funds, or to the assets of any such Fund allocated to the Sub-Advisor by the Advisor, and shall continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Fund or Funds and, in furtherance thereof, shall, in a manner consistent with the investment objective and policies of each Fund as set forth in the Fund's then-current Prospectus and Statement of Additional Information:

          furnish a continuous investment program for each Fund

          obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, investment programs of each Fund, and the issuers of securities included in each Fund's portfolios and the industries in which each Fund engages, or which may relate to securities or other investments which the Sub-Advisor may deem desirable for inclusion in each Fund's portfolio;

          determine which issuers and securities shall be included in the portfolio of each Fund;

          in its discretion and without prior consultation with the Advisor, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

          take, on behalf of each Fund, all actions the Sub-Advisor may deem necessary or appropriate in order to carry into effect such investment program and the Sub-Advisor's functions as set forth above.

        Covenants. The Sub-Advisor shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) the Advisers Act; (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Sub-Advisor in writing by the Advisor or the Trust. The Sub-Advisor agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of each Fund by the Sub-Advisor shall at all times be subject to the supervision and review of the Advisor and the Trust's Board of Trustees.

        Books and Records. The Sub-Advisor agrees that all records which it maintains for a Fund are the property of the Trust and agrees to promptly surrender any of such records to the Trust upon the Trust's or the Advisor's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Funds required to be preserved by such Rule and to keep all records required to be preserved by the Advisers Act.

        Reports, Evaluations and other Services. The Sub-Advisor shall furnish reports, evaluations, information or analyses to the Advisor or the Trust with respect to the Funds and in connection with the Sub-Advisor's services hereunder as the Advisor or the Trust's Board of Trustees may request from time to time or as the Sub-Advisor may otherwise deem to be necessary or appropriate. The Sub-Advisor shall make recommendations to the Advisor or the Trust's Board of Trustees with respect to Trust policies, and shall carry out all policies that are adopted by the Board of Trustees. The Sub-Advisor shall, subject to review by the Advisor and the Board of Trustees, furnish such other services as the Sub-Advisor shall from time to time determine to be necessary or appropriate to perform its obligations under this Agreement. The Sub-Advisor shall cooperate fully with the Trust's independent auditors and with the Advisor in connection with any annual audit, the preparation of filings with the Commission, and in connection with any examination of the Trust or the Advisor by the Commission.

        Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Advisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or accounts advised by the Sub-Advisor. The Sub-Advisor will aggregate trades if, in the Sub-Advisor's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information.

        In the event that the Sub-Advisor aggregates any securities transactions as provided for above, the Sub-Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to each Fund and such other accounts of the Sub-Advisor.

        Meetings. The Sub-Advisor will meet with the Advisor on a periodic basis, as reasonably requested by the Advisor, to review the responsibilities of each party and discuss any operational issues.

      Use of Sub-Advisory Performance Information.

        With respect to each Fund for which the Sub-Advisor provides investment advisory service pursuant to this Agreement, the Sub-Advisor shall permit the Advisor and the Trust to include in the Trust's Prospectus and/or Statement of Additional Information performance figures relating to any private accounts and/or registered investment companies that have substantially similar investment objectives and policies to a Fund, provided that the inclusion of any such prior performance satisfies all applicable SEC rules, regulations, and interpretive positions.

        Nothing herein shall prohibit the Sub-Advisor or any of its principals from using the name of a Fund, the Trust or the Advisor in a biographical description of the Sub-Advisor or its principals or prohibit the use of the performance of a Fund or the Trust (to the extent permissible under the U.S. federal and state securities laws and regulations) in sales literature, advertising material or other communications of the Sub-Advisor that describes the composite performance record of the Sub-Advisor or its principals.

      Representations and Warranties.

        The Sub-Advisor hereby represents and warrants to the Advisor as follows:

          The Sub-Advisor is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          The Sub-Advisor is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Advisor shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

          The Sub-Advisor is not the subject of any administrative proceeding by any state, federal or other regulatory body.

          The Sub-Advisor at all times shall provide service to the Funds hereunder using its reasonable best judgment and efforts to carry out its obligations to the Funds hereunder.

        The Advisor hereby represents and warrants to the Sub-Advisor as follows:

          The Advisor is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          The Advisor is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Advisor shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

          The Advisor is not the subject of any administrative proceeding by any state, federal or any other regulatory body.

          The Advisor at all times shall provide service to the Funds using its reasonable best judgement and efforts to carry out its obligations to the Funds.

          To the extent that the Funds incur losses as a result of the Advisor's failure to adequately fulfill its duties to the Funds, the Advisor agrees that it shall be solely responsible to make the Funds whole.

      Compensation. As compensation for the services which the Sub-Advisor is to provide pursuant to Paragraph 3, the Advisor shall pay to the Sub-Advisor the greater of (i) an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in a manner consistent with the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, or (ii) $3,500 per month. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

      Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are, may be, or may become, interested in the Sub-Advisor as directors, officers or otherwise, and that directors, officers and shareholders of the Sub-Advisor are, may be, or may become, similarly interested in the Trust.

      Non-Exclusive Services; Limitation of Sub-Advisor's Liability. The services of the Sub-Advisor provided to each of the Funds are not to be deemed exclusive and the Sub-Advisor may render similar services to others and engage in other activities. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Advisor nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Advisor, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Advisor, the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

      Effective Date; Modifications; Termination. This Agreement shall become effective on November 1, 2002.

        This Agreement shall continue in force for an initial term of one year from its effective date with respect to a Fund. Thereafter, this Agreement may be renewed as to each Fund for successive annual periods, provided that the Agreement is approved by the Trust's Board, including a majority of Independent Trustees.

        Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Advisor may be effected severally as to any particular Fund. In addition, this Agreement may be terminated by the Board of Trustees or, with respect to any Fund, by a majority vote of the Fund's shareholders, without penalty, upon 60 days' prior written notice. This Agreement shall terminate automatically in the event of its assignment.

      Limitation of Liability of Trustees and Shareholders. The Sub-Advisor acknowledges the following limitation of liability: The terms "The FBR Family of Funds" and "Trustees" refer, respectively, to the Trust and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The FBR Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

      Certain Definitions. The terms "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

      Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust or the Advisor from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund or of the Advisor.

      Structure of Agreement. This Agreement is between the Advisor and the Sub-Advisor and is separate and independent from any agreements between the Advisor and the Trust. The Sub-Advisor shall have no recourse against the Trust or any Fund of the Trust. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of the Advisor arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

        any breach of any term of this Agreement regarding the Advisor with respect to any one Fund shall not create a right or obligation with respect to any other Fund:

        under no circumstances shall the Sub-Advisor have the right to set off claims relating to the services to a particular Fund by applying property of that particular Fund or any other Fund or account managed by the Sub-Advisor: and the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Advisor and Sub-Advisor.

      This Agreement is intended to govern only the relationships between the Advisor, on the one hand, and the Sub-Advisor, on the other hand, and (except as specifically provided above in this Paragraph 13) is not intended to and shall not govern (i) the relationship between the Trust and any Fund, (ii) the relationships among the respective Funds, or (iii) the relationship between the Advisor and the Trust or any of the Funds.

      Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

      Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

      Notices. Notices of any kind to be given to the Advisor hereunder by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to the Advisor at Potomac Tower, 1001 Nineteenth Street Ninth, Arlington, Virginia 22209, Attention: Eric Billings or at such other address or to such individual as shall be so specified by the Advisor, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices of any kind to be given to the Sub-Advisor shall hereunder by the Advisor be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at 2 West Washington Street, Middleburg, Virginia 20118, Attention: Charles T. Akre, Jr. or at such other address or to such individual as shall be so specified by the Sub-Advisor, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

FBR FUND ADVISERS, INC.	AKRE CAPITAL MANAGEMENT, LLC
By: ______________________________ Name: ____________________________ Title: _____________________________	By: ______________________________ Name: ____________________________ Title: _____________________________

Schedule A

Name of Fund	Fee*
FBR Small Cap Value Fund	0.40%

* As a percentage of average daily net assets.

PRELIMINARY PROXY MATERIALS

PROXY

FBR FAMILY OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS

October 30, 2002

The undersigned hereby appoints Winsor Aylesworth and Stephenie Adams, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the Funds of the Trust, as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on October 30, 2002, at 4922 Fairmount Avenue, Bethesda, Maryland 20814 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUNDS. The Board of Trustees recommends that you vote FOR ALL PROPOSALS and that you vote FOR each of the Nominees in PROPOSAL 6:
Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the new Distribution Plan (all Funds except FBR/IPAA Energy Index Fund)	[ ]	[ ]	[ ]

Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new Investment Sub-Advisory Agreement (Small Cap Value Fund only)	[ ]	[ ]	[ ]

Proposal 4:	FOR	AGAINST	ABSTAIN
To approve retention of fees paid and payment of escrowed fees to:
4(a) the Adviser	[ ]	[ ]	[ ]
4(b) the Distributor (all funds except FBR/IPAA Energy Index Fund)	[ ]	[ ]	[ ]

Proposal 5:	FOR	AGAINST	ABSTAIN
5(a) To amend the Funds' fundamental restriction with respect to borrowing	[ ]	[ ]	[ ]

5(b) To reclassify the Financial Services Fund, Small Cap Financial Fund, and FBR/IPAA Energy Index Fund as non-diversified funds (Financial Services Fund, Small Cap Financial Fund and FBR/IPAA Energy Index Fund only)

	[ ]	[ ]	[ ]

Proposal 6:	FOR	WITHHOLD AUTHORITY
To approve the election of Trustees. To vote for ALL Nominees check this box: To withhold your vote for a particular Nominee(s), mark the boxes below:	[ ]
(1) Michael A. Willner		[ ]
(2) F. David Fowler		[ ]
(3) Louis T. Donatelli		[ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND FOR EACH NOMINEE.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________
____________________________________ Name of Shareholder(s) Please print or type
____________________________________ Signature(s) of Shareholder(s)
____________________________________ Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.